March 1, 2021 Trecora Resources Announces New $20 Million Share Repurchase Program SUGAR LAND, Texas, March 1, 2021 /PRNewswire/ -- Trecora Resources ("Trecora" or the "Company") (NYSE: TREC), a leading provider of specialty hydrocarbons and specialty waxes, announced today that its Board of Directors (the "Board") has authorized the repurchase of up to $20 million of its common stock by March 2023. The share repurchases will be executed from time to time on the open market, through privately negotiated transactions or through broker-negotiated purchases, in compliance with applicable securities law. The timing and amount of any shares of the Company's common stock that are repurchased under the new repurchase program will be determined by the Company's management based on its evaluation of market conditions and other factors, including the Company's stock price, although the repurchase program may be suspended or discontinued at any time. Subject to these conditions, the Company currently intends to commence share repurchases after it reports its fourth quarter earnings on March 8, 2021. "The successful closing of the AMAK sale in 2020 was a landmark event for our Company. The proceeds from the sale of this non-core asset enable us to achieve our target bank debt leverage ratio through paydowns, build sufficient liquidity for growth opportunities and return capital to our stockholders. This share repurchase program reflects our commitment to maximize stockholder value through the prudent allocation of capital," said Pat Quarles, Trecora's President and Chief Executive Officer. The Company's cash balance at December 31, 2020 was $55.7 million and its revolver was undrawn. Forward-Looking Statements Some of the statements and information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company's financial position, business strategy and plans and objectives of the Company's management for future operations and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as "outlook," "may," "will," "should," "could," "expects," "plans," "anticipates, "contemplates," "proposes," "believes," "estimates," "predicts," "projects," "potential," "continue," "intend," or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or the Company's achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward–

looking statements. Such risks, uncertainties and factors include, but are not limited to: general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; the Company's ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and the Company's ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including COVID-19) and terrorist attacks; the Company's ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and the Company's ability to maintain, expand and upgrade its facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in the Company's latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in the Company's other filings with the Securities and Exchange Commission (the "SEC"). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. There may be other factors of which the Company is currently unaware or deems immaterial that may cause the Company's actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in the Company's prior releases, reports and other filings with the SEC, the information contained in this press release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and the Company undertake no obligation to update them in light of new information or future events. About Trecora Resources (TREC) Trecora owns and operates a specialty petrochemicals facility specializing in high purity hydrocarbons and other petrochemical manufacturing and a specialty wax facility, both located in Texas, and provides custom processing services at both facilities. Investor Relations Contact: Jason Finkelstein The Piacente Group, Inc. 212-481-2050 trecora@tpg-ir.com View original content:http://www.prnewswire.com/news-releases/trecora-resources- announces-new-20-million-share-repurchase-program-301237015.html SOURCE Trecora Resources